UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 24, 2009

TRUMP ENTERTAINMENT RESORTS, INC.
TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware
Delaware
Delaware

 (State or Other Jurisdiction of Incorporation)

1-13794	13-3818402
33-90786	13-3818407
33-90786-01	13-3818405
(Commission File Number)	(IRS Employer Identification No.)
15 South Pennsylvania Avenue
Atlantic City, New Jersey  08401

(Address of Principal Executive Offices)    (Zip Code)

609-449-5866

 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

As previously disclosed, on February 17, 2009 Trump Entertainment Resorts, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of New Jersey in Camden, New Jersey (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).  In addition, as previously disclosed, the Debtors withdrew their joint chapter 11 plan of reorganization, as filed with the Bankruptcy Court on August 3, 2009 and thereafter amended (the “Original Debtors’ Plan”) and the Disclosure Statement relating thereto (the “Original Debtors’ Disclosure Statement”) and endorsed and became co-proponents of the plan of reorganization proposed by the Ad Hoc Committee of the holders of the Debtors’ 8.5% Senior Secured Notes due 2015 filed on August 11, 2009 and thereafter amended (the “AHC Plan”) and the Disclosure Statement relating thereto (the “AHC Disclosure Statement”).  The Debtors and the Ad Hoc Committee filed with the Bankruptcy Court a revised AHC Plan and revised AHC Disclosure Statement (the “Debtors/AHC Plan” and “Debtors/AHC Disclosure Statement”, respectively) on December 24, 2009 reflecting the Debtors’ support of and co-proponent role with respect to such Plan.  A copy of the Debtors/AHC Disclosure Statement is attached as Exhibit 99.1 to this Current Report on Form 8-K and a copy of the Debtors/AHC Plan is attached as Exhibit A to the Debtors/AHC Disclosure Statement.

The Debtors have decided to update and revise the projections contained in the Original Debtors’ Disclosure Statement to reflect new 2010 projections.  A copy of the revised projections are included in Section VI of the Debtors/AHC Disclosure Statement.

The key terms of the Debtors/AHC Plan were summarized in the Registrants’ Current Report on Form 8-K dated December 3, 2009, to which reference is hereby made.  The foregoing discussion of the Debtors/AHC Plan and Debtors/AHC Disclosure Statement does not purport to be complete and is qualified in its entirety by reference to the Debtors/AHC Plan and Debtors/AHC Disclosure Statement, respectively.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Debtors/AHC Plan or an offer to sell or a solicitation of an offer to buy any securities of the Debtors.  Any solicitation or offer to sell will be made pursuant to and in accordance with the Debtors/AHC Disclosure Statement and applicable law.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K, including the exhibit being furnished as part of this report, as well as other statements made by the Debtors may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Registrants’ current views with respect to current events and financial performance.  The words “possible,” “propose,” “might”, “could,” “would,” “projects,” “plan,” forecasts,” “anticipates,” “expect,” “intend,” “believe,” seek,” or “may,” the negative of these terms and other comparable terminology, are intended to identify forward-looking statements, but are not the exclusive means of identifying them.  These forward-looking statements include statements other than historical information or statements of current condition, but instead represent only the Registrants’ belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Registrants’ control.  Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified.  Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors, certain (but not all) of which are discussed in the risk factors included in the Registrant’s reports filed with the SEC including, but not limited to, their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.  Important factors that could cause actual results to differ from those contemplated by forward-looking statements include, but are not limited to, the Debtors’ ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Debtors to confirm and consummate the Debtors/AHC Plan or any other plan of reorganization with respect to the chapter 11 cases, the terms of the restructuring or reorganization plan ultimately implemented, the timing thereof, the related costs and expenses, and the ability of the Registrants to maintain normal relationships with its vendors, service providers and customers.  The Registrants disclaim any intention or obligation to update or revise an forward-looking statements, whether as a result of new information, future events and/or otherwise.  Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Debtors’ various prepetition liabilities, common stock and/or other equity securities.

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Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1

Sixth Amended Disclosure Statement for Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Ad Hoc Committee of Holders of 8.5% Senior Secured Notes Due 2015 and the Debtors, dated December 24, 2009, and the Sixth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Ad Hoc Committee of Holders of 8.5% Senior Secured Notes Due 2015 and the Debtors, dated December 24, 2009, attached as Exhibit A thereto.

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Pursuant to the requirements of the Exchange Act, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 24, 2009

TRUMP ENTERTAINMENT RESORTS, INC

By:	/s/ Robert M. Pickus
Name: Robert M. Pickus
Title: Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

By:	/s/ Robert M. Pickus
Name: Robert M. Pickus
Title: Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS FUNDING, INC

By:	/s/ Robert M. Pickus
Name: Robert M. Pickus
Title: Chief Administrative Officer and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
99.1

Sixth Amended Disclosure Statement for Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Ad Hoc Committee of Holders of 8.5% Senior Secured Notes Due 2015 and the Debtors, dated December 24, 2009, and the Sixth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Ad Hoc Committee of Holders of 8.5% Senior Secured Notes Due 2015 and the Debtors, dated December 24, 2009, attached as Exhibit A thereto.

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